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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                           AMBAC ASSURANCE CORPORATION

                                       AND

                              LEHMAN BROTHERS INC.

                           J.P. MORGAN SECURITIES INC.

                         BANC OF AMERICA SECURITIES LLC

                          DEUTSCHE BANK SECURITIES INC.

                            PNC CAPITAL MARKETS, INC.


                            INDEMNIFICATION AGREEMENT

                  $852,085,000 in aggregate principal amount of

         IKON RECEIVABLES FUNDING, LLC LEASE-BACKED NOTES, SERIES 2003-1

                           Dated as of April 23, 2003

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                                TABLE OF CONTENTS
                                                                            PAGE

Section 1.    Defined Terms................................................... 1

Section 2.    Other Definitional Provisions................................... 1

Section 3.    Representations and Warranties of the Underwriters.............. 1

Section 4.    Representations and Warranties of the Insurer................... 2

Section 5.    Indemnification................................................. 3

Section 6.    Amendments, Etc................................................. 4

Section 7.    Notices......................................................... 4

Section 8.    Severability.................................................... 4

Section 9.    Governing Law................................................... 5

Section 10.   Counterparts.................................................... 5

Section 11.   Headings........................................................ 5

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        INDEMNIFICATION AGREEMENT, dated as of April 23, 2003, by and among
Ambac Assurance Corporation, as Insurer, and Lehman Brothers Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc. as the Underwriters.

        Section 1. Defined Terms. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Insurance and Indemnity Agreement, the Certificate Guaranty Insurance Policy No. AB0661BE issued by the Insurer in favor of the Trustee (the "Note Policy") or the Financial Guaranty Insurance Policy No. SF0610BE issued by the Insurer in favor of Lehman Brothers Special Financing Inc. (the "Swap Policy" and together with the Note Policy, the "Policies"). For purposes of this Indemnification Agreement, the following terms shall have the following meanings:

        "Closing Date" means the date of the original issuance of the Notes.

        "Indenture" means the Indenture dated as of April 1, 2003 among the Issuer, the Trustee and the Servicer.

        "Insurance and Indemnity Agreement" means the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of April 23, 2003, by and among the Insurer, the Seller, the Issuer, IOS Capital and the Trustee.

        "Insurer" means Ambac Assurance Corporation, a Wisconsin domiciled stock insurance company, or any successor thereto, as issuer of the Policies.

        "Insurer Information" has the meaning given such term in Section 4.

        "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes authorized by, and authenticated and delivered under, the Indenture.

        "Underwriter Information" has the meaning given such term in Section 3.

        "Underwriters" means Lehman Brothers Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc.

        Section 2. Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indemnification Agreement shall refer to this Indemnification Agreement as a whole and not to any particular provision of this Indemnification Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnification Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

        Section 3. Representations and Warranties of the Underwriters. Each of the Underwriters, severally and not jointly, represents and warrants as of the Closing Date as follows:

        (a) Offering Document. The Underwriters will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Notes unless such Offering Document includes such information relating to the Insurer as has been furnished by the Insurer for inclusion therein and has been approved in writing by the Insurer, it being understood and agreed that the only information so furnished by the Insurer consists of the Insurer Information.

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        (b)     Underwriter Information. As to each Underwriter, all material provided in writing to the Issuer and IOS Capital for inclusion in the Offering Document (as revised from time to time, and as included in such Offering Document or any other Offering Document), such information being the second, third, fifth, and sixth paragraphs of the section headed "Underwriting" in the Prospectus Supplement dated April 16, 2003 with respect to the Notes (the "Underwriter Information"), insofar as such information relates to such Underwriter, shall be true and correct in all material respects.

        (c) Compliance with Laws. Each Underwriter will comply in all material respects with all legal requirements in connection with its offers and sales of the Securities and will make such offers and sales in the manner provided in the Offering Document.

        Section 4. Representations and Warranties of the Insurer. The Insurer represents and warrants to the Underwriters as follows:

        (a) Organization and Licensing. The Insurer is a duly organized and validly existing Wisconsin stock insurance corporation.

        (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policies and execute and deliver this Indemnification Agreement and the Insurance and Indemnity Agreement and to perform all of its obligations hereunder and thereunder.

        (c) Authorization; Approvals. Proceedings legally required for the issuance of the Policies and the execution, delivery and performance of this Indemnification Agreement and the Insurance and Indemnity Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policies have been obtained or are not material to the enforceability of the Policies.

        (d) Enforceability. The Policies, when issued, and this Indemnification Agreement and the Insurance and Indemnity Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

        (e) Financial Information. The consolidated financial statements of the Insurer and its subsidiaries as of December 31, 2002 and 2001, and for the three years ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission ("SEC") on March 28, 2003, Commission File Number 1-10777), and the Current Reports on Form 8-K filed with the SEC on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003 and March 31, 2003, as each related to the Insurer fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with accounting principles generally accepted in the United States of America. Any future financial statements of the Insurer incorporated by reference into the Offering Document relating to the Notes will fairly present in all material respects the financial condition of the Insurer as of their dated dates in accordance with accounting principles generally accepted in the United States of America. Since December 31, 2002, there has been no change in such financial condition of the Insurer that would materially and adversely affect its ability to perform its obligations under the Policies.

        (f) Insurer Information. The information relating to the Insurer in the Prospectus Supplement dated April 16, 2003 as of the date hereof under the

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subheading "The Insurer" under the heading "The Insurer and the Policy" and the financial statements of the Insurer incorporated by reference into the Offering Document (together the "Insurer Information") are true and correct in all material respects and do not contain any untrue statement of a material fact.

        Section 5.      Indemnification.

        (a) Each of the Underwriters agrees, severally and not jointly, to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act, from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact contained in the Underwriter Information with respect to such Underwriter or a breach of any of the representations and warranties of such Underwriter contained in
Section 3.

        (b) The Insurer agrees to pay, and to protect, indemnify and save harmless, each of the Underwriters and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact contained in the Insurer Information or a breach of any of the representations and warranties of the Insurer contained in Section 4.

        (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in Section 5(a) or (b) may be sought from the Underwriters, on the one hand, or the Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses and reasonable legal fees; provided, that failure to notify the Indemnifying Party shall not relieve it from any liability it may have to such Indemnified Party except to the extent that it shall be actually prejudiced thereby. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding within a reasonable time after the commencement of such action or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be

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liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

        (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand. The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth are within the control of the Indemnifying Party or the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach. No person guilty of fraudulent misrepresentation (within the meaning Section (11)(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No Underwriter shall be responsible for any amount in excess of an amount equal to the excess of the sales price to the public of the Notes purchased by such Underwriter over the price paid therefor by such Underwriter.

        Section 6. Amendments, Etc. This Indemnification Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

        Section 7. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

        (a)     To the Insurer:

                Ambac Assurance Corporation
                One State Street Plaza
                New York, New York  10004
                Attention: Structured Finance Department
                Facsimile: (212) 208-3547

        (b)     To the Underwriters:

                c/o Lehman Brothers Inc.
                745 Seventh Avenue
                New York, New York 10019

        A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

        Section 8. Severability. In the event that any provision of this Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any

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party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

        Section 9. Governing Law. This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

        Section 10. Counterparts. This Indemnification Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

        Section 11. Headings. The headings of Sections and the Table of Contents contained in this Indemnification Agreement are provided for convenience only. They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                         Ambac Assurance Corporation,
                                           as Insurer

                                         By:    /s/ Gretchen E. Brigden
                                                ------------------------
                                         Name:  Gretchen E. Brigden
                                                ------------------------
                                         Title: First Vice President

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                                         Lehman Brothers Inc.,
                                           as an Underwriter

                                         By: /s/ Nelson Soares
                                             ---------------------------
                                             Name:  Nelson Soares
                                                    --------------------
                                             Title: Managing Director
                                                    --------------------

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                                         J.P. Morgan Securities Inc.,
                                           as an Underwriter

                                         By: /s/ Brad Dansker
                                             ---------------------------
                                             Name:  Brad Dansker
                                                    --------------------
                                             Title: Managing Director
                                                    --------------------

                                       S-3

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                                         Banc of America Securities LLC,
                                           as an Underwriter

                                         By: /s/ Erik J. Priede
                                             ---------------------------
                                             Name:  Erik J. Priede
                                                    --------------------
                                             Title: Principal
                                                    --------------------

                                       S-4

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                                         Deutsche Bank Securities Inc.,
                                           as an Underwriter

                                         By: /s/ Christopher Beaudet
                                             ---------------------------
                                             Name:  Christopher Beaudet
                                                    --------------------
                                             Title: Managing Director
                                                    --------------------

                                         By: /s/ CB Mulhern
                                             ---------------------------
                                             Name:  CB Mulhern
                                                    --------------------
                                             Title: Vice President
                                                    --------------------

                                       S-5

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                                         PNC Capital Markets, Inc.,
                                           as an Underwriter

                                         By: /s/ Mark S. Falcione
                                             ---------------------------
                                             Name:  Mark S. Falcione
                                                    --------------------
                                             Title: Managing Director
                                                    --------------------

                                       S-6